UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 25, 2012

Date of earliest event reported: October 24, 2012

MRC GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35479	20-5956993
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2 Houston Center, 909 Fannin, Suite 3100,

Houston, TX 77010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On October 24, 2012, McJunkin Red Man Corporation (the “McJunkin Red Man”), a wholly owned subsidiary of MRC Global Inc. (the “Company”), issued a notice of redemption under the Indenture, dated as of December 21, 2009, among McJunkin Red Man, the Guarantors party thereto and U.S. Bank National Association, as trustee (as amended and supplemented, the “Indenture”), pursuant to which McJunkin Red Man expects to redeem $861,319,000 aggregate principal amount of McJunkin Red Man’s 9.50% Senior Secured Notes due 2016 (the “Notes), which represents all of the Notes currently outstanding (the “Redemption”). The Notes will be redeemed for a price equal to the principal amount of the Notes plus the Applicable Premium (as calculated in accordance with the provisions of Section 3.07(b) of the Indenture), plus accrued and unpaid interest, if any, to November 9, 2012. The Redemption is expressly conditioned upon (i) the Company’s entry into a term loan (the “Term Loan”) in an amount of at least $650 million upon such terms and conditions as are satisfactory to the Company, (ii) the Company’s receipt of at least $650 million (less applicable fees, expenses and other amounts) pursuant to the Term Loan and (iii) the Company’s borrowing of sufficient funds under its global asset-based credit facility (the “Global ABL Facility”) such that, combined with the proceeds of the Term Loan and cash on hand, the Company has sufficient funds to redeem the Notes. The notice of Redemption may be revoked by the Company if such conditions are not satisfied. Provided the conditions are met and the notice of Redemption is not revoked by the Company, the Redemption is expected to occur on November 9, 2012.

Item 7.01	Regulation FD Disclosure

On October 24, 2012, MRC Global Inc. (the “Company”) issued a press release announcing its receipt of preliminary commitments for a $650 million term loan facility, its intention to redeem its outstanding 9.50% Senior Secured Notes due 2016 and its intention to amend its Global ABL Facility.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being “furnished” pursuant to Item 7.01 and Item 9.01 of Form 8-K and shall not be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor is it deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or any filing under the Exchange Act, except as shall be expressly set forth by specific reference in such filing, if any.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1	Press release dated October 24, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2012

MRC GLOBAL INC.

By:	/s/ Daniel J. Churay
Daniel J. Churay
Executive Vice President – Corporate Affairs, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated October 24, 2012

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